UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 9, 2004

Communications Systems, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	0-10355	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 South Main Street Hector, Minnesota		55342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (320) 848-6231

99 Press Release dated March 9, 2004.

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On March 9, 2004, Communications Systems, Inc. (the “Company”) reported its financial results for its fourth fiscal quarter ended December 31, 2003. See the Company’s press release dated March 9, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Communications Systems, Inc.

Date: March 10,2004	By	/s/ Paul N. Hanson
Paul N. Hanson
Vice President and Chief Financial Officer

No.	Exhibit	Manner of Filing

99	Press Release dated March 9, 2004.	Filed
Electronically